                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

      [X] Preliminary Proxy Statement                         [_] Confidential, For Use Of The Commission Only
      [_] Definitive Proxy Statement                              (as permitted by Rule 14A-6(E)(2))
      [_] Soliciting Material Pursuant to Section 240.14a-13  [_] Definitive Additional Materials


                          METROPOLITAN FINANCIAL CORP.
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                (Name of Registrant as Specified In Its Articles)
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.
(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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


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                  [COMPANY LOGO: METROPOLITAN FINANCIAL CORP.]

                          METROPOLITAN FINANCIAL CORP.
                           22901 MILL CREEK BOULEVARD
                           HIGHLAND HILLS, OHIO 44122

--------------------------------------------------------------------------------

Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend the Special Meeting of Shareholders of Metropolitan Financial Corp., which will be held at our executive offices, 22901 Mill Creek Boulevard, Highland Hills, Ohio, at 8:30 a.m. local time, on September 25, 2001.

         All holders of record of shares of common stock of Metropolitan Financial Corp. as of August 24, 2001, are entitled to notice of and to vote at the Special Meeting.

         As described in the accompanying notice and proxy statement, you will be asked to vote on one proposal to amend Metropolitan Financial Corp.'s Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock. Our Board of Directors has authorized this increase, subject to shareholder approval.

         The accompanying notice and proxy statement are being mailed to shareholders on or about September 4, 2001.

          Your vote is very important regardless of the number of shares you own. I urge you to complete, sign, and date each proxy card you receive and return it as soon as possible in the postage-paid envelope provided, even if you plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting. Thank you for your consideration of this matter and please vote today.

Sincerely,


/s/ Robert M. Kaye
-----------------------------
Robert M. Kaye
Chairman of the Board

August 31, 2001

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
Notice of Special Meeting of Shareholders.........................................................................1

General Information...............................................................................................2

Question and Answer Summary:  About the Meeting...................................................................2

Proposal 1: Amendment to the Corporation's Amended and Restated Articles
of Incorporation to Increase the Authorized Number of Shares of Common Stock......................................4

Security Ownership of Certain Beneficial Owners and Management....................................................6

Solicitation of Proxies...........................................................................................7

Shareholder Proposals for Next Annual Meeting.....................................................................7

Other Matters.....................................................................................................7

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                  [COMPANY LOGO: METROPOLITAN FINANCIAL CORP.]

                          METROPOLITAN FINANCIAL CORP.
                           22901 MILL CREEK BOULEVARD
                           HIGHLAND HILLS, OHIO 44122

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 25, 2001
--------------------------------------------------------------------------------

         Notice is hereby given that the Special Meeting of Shareholders of Metropolitan Financial Corp. will be held at 22901 Mill Creek Boulevard, Highland Hills, Ohio, on September 25, 2001 at 8:30 a.m. local time, for the following purposes:

         1. To consider and vote upon an amendment to Metropolitan Financial Corp.'s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, without par value, from 10,000,000 shares of common stock to 30,000,000 shares of common stock.

         2. To transact such other business as may properly come before the meeting or at any postponement or adjournment thereof.

         The Board of Directors has selected August 24, 2001, as the record date for the meeting. Only those shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting or at any postponement or adjournment thereof.

         YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors


Malvin E. Bank
Secretary

August 31, 2001

                                     [LOGO]
                          METROPOLITAN FINANCIAL CORP.
                           22901 Mill Creek Boulevard
                           Highland Hills, Ohio 44122
                                 (216) 206-6000
--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          To be held September 25, 2001
--------------------------------------------------------------------------------

                               GENERAL INFORMATION

         We are providing you with this proxy statement in connection with the solicitation of proxies by and on behalf of Metropolitan Financial Corp., an Ohio corporation (the "Corporation"), for use at the Special Meeting of Shareholders to be held at 22901 Mill Creek Boulevard, Highland Hills, Ohio 44122 on September 25, 2001 at 8:30 a.m. local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy and the notice will be first mailed or given to the Corporation's shareholders on or about September 4, 2001.

         Because many of the Corporation's shareholders may be unable to attend the Meeting in person, our Board of Directors solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

         (1)  Read this proxy statement carefully;

         (2) Specify their choice on the proposal by marking the appropriate box on the enclosed proxy; and

         (3) Sign, date, and return the proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

                 QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING

Q:       WHAT IS BEING VOTED ON AT THE MEETING?

A: At this Meeting, our Board of Directors is asking shareholders to approve an amendment to the Corporation's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock of the Corporation, without par value, from 10,000,000 shares to 30,000,000 shares.

Q: DO I HAVE ANY RIGHTS IF I AM OPPOSED TO THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION?

A: No. You do not have any dissenting shareholders' rights with respect to the proposal amending the Corporation's Amended and Restated Articles of Incorporation.

Q:       WHO CAN VOTE AT THE MEETING?

A: Our Board of Directors has set August 24, 2001 as the record date for the Meeting. Only persons holding shares of our common stock, without par value, of record at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each share of our common stock will be entitled to one vote on each matter properly submitted for vote to our shareholders at the Meeting. On the record date there were _____ shares of our common stock outstanding held by a total of approximately _____ shareholders of record. Therefore, there are a total of ______ votes that will be entitled to be cast at the Meeting.

Q:       WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A: In order for action to be taken at the Meeting, a quorum must exist. A quorum exists if the holders of shares entitled to exercise a majority of the voting power of the Corporation is either present or represented by proxy at the Meeting.

Q:       HOW DO I VOTE?

A: Your shares will be voted in accordance with the instructions you place on the proxy card. If no instructions are given on your properly executed proxy card, your shares will be voted for Proposal 1.

Q:       CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

A: Yes. Proxies may be revoked at any time before they are voted if you do one of the following:

         - deliver a signed, written revocation letter, dated later than the proxy, to Malvin E. Bank, Secretary, Metropolitan Financial Corp., 22901 Mill Creek Boulevard, Highland Hills, Ohio 44122; or

         - deliver a signed proxy, dated later than the first proxy, to Fifth-Third Bancorp, Mail Drop No. MD10AT60, 38 Fountain Square Plaza, Cincinnati, Ohio 45263; or

         - attend the Meeting and give notice of your revocation of your proxy at the Meeting.

Q:       WHAT VOTE IS REQUIRED TO APPROVE PROPOSAL 1?

A: Proposal 1 requires the affirmative vote of a majority of the votes entitled to be cast. Unless a broker's authority to vote on a particular matter is limited, abstentions and broker non-votes are counted in determining the votes present at a meeting. Consequently, an abstention or a broker non-vote has the same effect as a vote against a proposal, as each abstention or broker non-vote would be one less vote in favor of a proposal. Mr. Robert M. Kaye owns approximately 75% of the shares of our common stock, and as such, has more than enough votes to approve Proposal 1. Mr. Kaye has informed the Corporation that he will vote in favor of Proposal 1.

PROPOSAL 1: AMENDMENT TO THE CORPORATION'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

         Our Amended and Restated Articles of Incorporation, as currently in effect, authorize us to issue 20,000,000 shares of capital stock, of which 5,000,000 are shares of Class A Serial Preferred Stock, without par value, 5,000,000 are shares of Class B Serial Preferred Stock, without par value, and 10,000,000 are shares of common stock, without par value. As of August 24, 2001, __ shares of our common stock were outstanding, and no shares of our Class A Serial or Class B Serial preferred stock were outstanding.

         The Board of Directors has adopted, subject to shareholder approval, a resolution unanimously approving and recommending to the Corporation's shareholders an amendment to Article IV of the Corporation's Amended and Restated Articles of Incorporation (the "Articles"), increasing the number of shares of the Corporation's authorized common stock, without par value, from 10,000,000 shares to 30,000,000 shares ("Proposal 1"). The additional shares of common stock to be authorized by approval of Proposal 1 would have identical rights to the currently outstanding shares of common stock. If Proposal 1 is adopted, it will become effective upon the filing of a certificate of amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Ohio.

TEXT OF PROPOSAL 1

         Proposal 1 will be effected by the adoption of the following shareholders' resolution, which will amend Article IV of the Corporation's Articles as follows (changes are noted in italics):

         RESOLVED, that the Corporation is authorized to increase the number of authorized shares of common stock, without par value, from 10,000,000 shares to 30,000,000 shares and that the first paragraph of Article IV of the Corporation's Amended and Restated Articles of Incorporation be amended to read as follows and the second paragraph of Article IV be deleted in its entirety:

                  The authorized number of shares of the Corporation is 40,000,000, of which 5,000,000 shall be shares of Class A Serial Preferred Stock, without par value, as described in Part A of this Article IV (hereinafter called "Class A Preferred Stock"), 5,000,000 shall be shares of Class B Serial Preferred Stock, without par value, as described in Part B of this Article IV (hereinafter called "Class B Preferred Stock"), and 30,000,000 shall be shares of Common Stock, without par value, as described in Part C of this Article IV (hereinafter called "Common Shares").

         A copy of the second paragraph of Article IV, which will be inapplicable after shareholder approval of Proposal 1, is attached to this proxy statement as Exhibit A.

PURPOSES OF PROPOSAL 1

         We seek to increase the number of authorized shares of our common stock to:

         - Enhance the Corporation's ability to raise capital through common share offerings in order to improve Metropolitan Bank and Trust Company's capital position, and

         - Give the Corporation flexibility for future issuances and a variety of corporate transactions such as stock splits, private placements, acquisition transactions and other business combinations.

CONSEQUENCES OF PROPOSAL 1

         If Proposal 1 is adopted by the shareholders of the Corporation, then the Board of Directors could authorize the issuance of any authorized but unissued shares of common stock on terms determined by it without further action by the shareholders, unless the shares of common stock were issued in a transaction requiring shareholder approval in accordance with the requirements of The Nasdaq National Market or Ohio law. Under our Amended and Restated Articles of Incorporation, shareholders have no preemptive rights to subscribe to or purchase any shares of common stock or other securities. Holders of shares of common stock should note that the issuance of additional shares of common stock other than on a pro-rata basis to all current holders of shares of common stock will reduce the proportionate interests in the Corporation held by current holders of common stock.

         Although Proposal 1 is not intended as an anti-takeover provision, it may have an anti-takeover effect. Authorizing additional shares of common stock could be used to discourage, or render more difficult, certain takeover attempts of the Corporation. While the Board of Directors presently has no intention of doing so, issuing additional shares of common stock could be sufficient to dilute the interests of a person seeking control and could increase the total amount of consideration necessary for a person seeking to obtain control of the Corporation.

VOTE REQUIRED FOR PASSAGE OF PROPOSAL 1

         The affirmative vote of a majority of the votes entitled to be cast is necessary to pass Proposal 1 to amend the Articles. Mr. Robert M. Kaye owns approximately 75% of the shares of common stock, and as such, has more than enough votes to approve Proposal 1. Mr. Kaye has informed the Corporation that he will vote in favor of Proposal 1.

          THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

DIRECTORS AND OFFICERS

         The following table lists, as of July 31, 2001, information about the Corporation's common shares beneficially owned by current directors and executive officers of the Corporation and all directors and executive officers of the Corporation and Metropolitan Bank and Trust Company as a group. Except as otherwise noted, each beneficial owner listed has sole investment and voting power with respect to the common shares indicated.

          NAME OF INDIVIDUAL                AMOUNT AND NATURE OF BENEFICIAL
          OR PERSONS IN GROUP                          OWNERSHIP                          PERCENT OF CLASS
Robert M. Kaye                                      6,068,341.57(1)                            74.75%
Malvin E. Bank                                       64,703.42(2)                                 *
Robert R. Broadbent                                  32,754.65(3)                                 *
Marjorie M. Carlson                                  36,243.72(4)                                 *
Lois K. Goodman                                      18,700.00(5)                                 *
Marguerite B. Humphrey                                 11,000.00                                  *
James A. Karman                                        7,700.00                                   *
Ralph D. Ketchum                                     33,000.00(6)                                 *
Kenneth T. Koehler                                    3,604.61(7)                                 *
Alfonse M. Mattia                                    92,245.20(8)                               1.14%
David P. Miller                                      51,731.09(9)                                 *
Donald F. Smith                                      3,634.95(10)                                 *
Leonard D. Kichler                                   1,004.32(11)                                 *
All directors and executive officers                 6,424,663.53                              79.06%
as a group (13 persons)
-------------------------------------------------------------------------------------

(1) Total includes 6,600 common shares held by Mr. Kaye as trustee with sole investment and voting power and 28,794.17 and 5,550.40 held indirectly under the Metropolitan Bank and Trust Company 401(k) Plan ("401(k) Plan") and the Metropolitan Financial Corp. Stock Purchase Plan ("Stock Purchase Plan"), respectively.
(2) Total includes 62,000 shares held by Mr. Bank as trustee with sole investment and voting power and 2,703.42 shares held indirectly under the Stock Purchase Plan.
(3) Total includes 6,500 common shares held by the Broadbent Family Foundation, of which Mr. Broadbent is Chairman, and 2,304.65 shares held indirectly by him under the Stock Purchase Plan.
(4) Total includes 2,043.72 common shares held indirectly by Ms. Carlson under the Stock Purchase Plan.
(5) Total includes 11,000 common shares held by Ms. Goodman's spouse, as to which Ms. Goodman disclaims beneficial ownership.
(6) Total includes 7,700 common shares held by Mr. Ketchum's spouse, as to which Mr. Ketchum disclaims beneficial ownership.
(7) Includes 2,604.61 shares held indirectly by Mr. Koehler under the Stock Purchase Plan.
(8) Total includes 48,510 common shares held by Mr. Mattia as trustee; 2,540 common shares held by Mr. Mattia's spouse, as to which Mr. Mattia disclaims beneficial ownership; and 3,070.20 shares held indirectly under the Stock Purchase Plan.
(9) Total includes 1,725.09 shares held indirectly by Mr. Miller under the Stock Purchase Plan.
(10) Total includes 2,634.95 common shares held indirectly by Mr. Smith under the Stock Purchase Plan.
(11) Total includes 504.32 common shares held indirectly by Mr. Kichler under the Stock Purchase Plan.

 *    Represents less than 1% of the Corporation's outstanding common shares.

CERTAIN BENEFICIAL OWNERS

         Except as set forth below, no person was known to the Corporation on July 31, 2001 to own beneficially, within the meaning of the regulations of the Securities and Exchange Commission, more than 5% of the Corporation's outstanding common shares.

   NAME AND ADDRESS OF            AMOUNT AND NATURE OF         PERCENT OF CLASS
   BENEFICIAL OWNER               BENEFICIAL OWNERSHIP
Robert M. Kaye
22901 Mill Creek Boulevard            6,068,341.57                  74.75%
Highland Hills, OH 44122


                             SOLICITATION OF PROXIES

         The Corporation will bear the expense of preparing, printing, and mailing this proxy statement. In addition to solicitation by mail, personnel of the Corporation and its subsidiaries may solicit the return of proxies in person, by telephone, or through other forms of communication. Corporation personnel who participate in this solicitation will not receive any additional compensation for such solicitation. The Corporation will request brokers, banks, and other custodians, nominees, and fiduciaries to send proxy material to beneficial owners and will, upon request, reimburse them for their expense in so doing.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any shareholder of the Corporation wishing to have a proposal considered for inclusion in the Corporation's 2002 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Corporation on or before November 27, 2001. Shareholder proposals submitted after that date are considered untimely and not eligible to be submitted to shareholders for their approval or adoption according to the Corporation's Amended and Restated Code of Regulations.

                                  OTHER MATTERS

         The Board is not aware of any matters to come before the Meeting other than Proposal 1 specified in the Notice. However, if any other matters requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.



By Order of the Board of Directors



/s/ Malvin E. Bank
---------------------------
Malvin E. Bank
Secretary

Highland Hills, Ohio
August 31, 2001

                                    EXHIBIT A

         The sole Common Share issued and outstanding immediately prior to the effectiveness of these Amended and Restated Articles of Incorporation shall, upon such effectiveness, thereby and thereupon be automatically changed into 3,125,635 Common Shares. The officers of the Corporation shall make such provisions as they deem necessary or appropriate to provide for the exchange of the certificate for the sole Common Share issued and outstanding for certificates for Common Shares reflecting the foregoing change. The stated capital of the Corporation shall not change as a result of the foregoing change.

           R.S. Rowe & Company, Inc.; Job No. 9982; Proof of 08-14-01
  [icon] (781) 849-9700; (212) 926-2444; (800) 324-6202; FAX No. (781) 849-9740
                       EMAIL Address: rstwa@interserv.com
                            pm6\5th-3rd\mstropo-sprx

                          METROPOLITAN FINANCIAL CORP.
                           22901 MILL CREEK BOULEVARD
                           HIGHLAND HILLS, OHIO 44122

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert M. Kaye, Kenneth. T. Koehler and Malvin E. Bank and each of them, with FULL power of substitution, as proxies to vote, as designated below, FOR and in the name of the undersigned all shares of common stock of Metropolitan Financial Corp. which the undersigned is entitled to vote at the Special Meeting of the Shareholders of said CORPORATION scheduled to be held Tuesday, September 25, 2001 at 8:30 a.m. at the offices of said CORPORATION, 22901 Mill Creek Boulevard, Highland Hills, Ohio, 44122 or at any postponement or adjournment thereof.

      The Board of Directors recommends a FOR vote on the following proposal. Please mark an X in one box under each item.

1. Proposal to amend Metropolitan Financial Corp.'s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 10,000,000 to 40,000,000 shares.

                   [_] FOR         [_] AGAINST     [_] ABSTAIN

Metropolitan Financial Corp.
c/o Corporate Trust Services
Mall Drop 10AT66-4129
38 Fountain Square Plaza
Cincinnati, OH 45263





                              fold and detach here
--------------------------------------------------------------------------------
In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting.

  This PROXY when executed will be voted in the manner directed hereon by the undersigned SHAREHOLDERS(S). If no direction is made, this PROXY will be voted
                                FOR the Proposal.
                     ALL FORMER PROXIES ARE HEREBY REVOKED.




                                           Dated: ________________________, 2001

                                           -------------------------------------
                                                (Signature of Shareholder)

                                           -------------------------------------
                                                (Signature of Shareholder)
                                           (Please sign exactly as your names
                                           appear opposite. All joint owners
                                           should sign. When signing in a
                                           fiduciary capacity or as a corporate
                                           officer, please give your full title
                                           as such.)